SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 12, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission              IRS Employer
jurisdiction                      File Number             Identification
of incorporation                                          Number

Delaware                            1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 12, 2000 registrant issued a press release entitled "Shell and Halliburton to Form WellDynamics Joint Venture," pertaining to, among other things, the announcement by registrant that it and Shell International Exploration and Production B.V. have signed a Memorandum of Understanding for the establishment of a 50-50 joint venture to further develop and market registrant's Smart Well(TM) technology and Shell's iWell(TM) technology to the oil and gas industry on a global basis. The joint venture company's name will be WellDynamics and will have offices in Aberdeen, Scotland. Closing of the joint venture is subject to negotiation of definitive agreements and regulatory approvals. The full text of the press release is filed as an exhibit to this report.

         NOTE:  In  accordance  with the Safe Harbor  provisions  of the Private
Securities Litigation Reform Act of 1995, the registrant cautions that statements in the attached press release which are forward looking and which provide other than historical information involve risks and uncertainties that may impact the registrant's actual results of operations. Please see the registrant's Form 10-K for the year ended December 31, 1999 for a more complete discussion of such risk factors.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 12, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY




Date:    April 12, 2000                 By: /s/ Susan S. Keith
                                           -----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary









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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           April 12, 2000
                           Incorporated by Reference









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